UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549
                         ---------------------

                               FORM 8-K
                            CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): August 16, 2006
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                    TEL-INSTRUMENT ELECTRONICS CORP
        (Exact name of registrant as specified in its charter)


         New Jersey                    33-18978                  22-1441806
(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)


              728 Garden St
       Carlstadt, New Jersey 07072                      (201) 933-1600
          (Address of principal                (Registrant's telephone number,
           executive offices)                       including area code)




                            Not Applicable

    (Former name or former address, if changed since last report.)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Section 7 - Regulation FD

Item 7.01.   Regulation FD Disclosure


         On August 16, 2006, the registrant issued a press release to announce that it was informed by the Navy that an unsuccessful bidder on the Intermediate Level TACAN Testers (ITATS) program has protested the previously announced award to TIK.

         In accordance with federal regulations, upon the filing of the protest with the General Accounting Office (GAO), the Navy instructed TIK to suspend its efforts on the contract until the matter is resolved by the GAO. It is expected that a final GAO determination will be made within 100 days. TIK has been provided with a redacted, incomplete version of the protest which challenges the selection process. Based upon the limited information available to date, TIK does not believe, although no assurance can be given, that these allegations have merit. TIK is closely following this situation and will provide additional clarification when further information is available.

         A copy of the press release is attached as Exhibit A and incorporated herein by reference.


                               SIGNATURE
                               ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.


                                TEL-INSTRUMENT ELECTRONICS CORP


Date:  August 16, 2006            By   /s/ Harold K. Fletcher
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                                     Harold K. Fletcher
                                     Chairman and President




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